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EXHIBIT 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use in this Amendment No. 4 to the Registration Statement on Form S-1 of our report dated March 16, 2005 relating to the financial statements of Synagro Technologies, Inc., which appear in such Registration Statement. We also consent to the references to us under the headings "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP PricewaterhouseCoopers LLP
Houston, Texas May 31, 2005

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  EXHIBIT 23.1